Johnson & Johnson and Subsidiaries
    Supplementary Sales Data

    (Unaudited; Dollars in
    Millions)                          FOURTH QUARTER
                                                       Percent Change
                               2004     2003   Total    Operations    Currency
    Sales to customers by
     segment of business
    Consumer
        U.S.                 $1,134    1,053     7.7%        7.7          -
        International         1,128      926    21.8        15.9        5.9
                              2,262    1,979    14.3        11.5        2.8
    Pharmaceutical
        U.S.                  3,980    3,447    15.5        15.5          -
        International         1,860    1,687    10.3         2.9        7.4
                              5,840    5,134    13.8        11.4        2.4
    Med Devices &
     Diagnostics
        U.S.                  2,280    2,237     1.9         1.9          -
        International         2,370    1,904    24.5        17.2        7.3
                              4,650    4,141    12.3         8.7        3.6

    U.S.                      7,394    6,737     9.8         9.8          -
    International             5,358    4,517    18.6        11.4        7.2
    Worldwide               $12,752   11,254    13.3%       10.4        2.9


    Johnson & Johnson and  Subsidiaries
    Supplementary Sales Data

    (Unaudited; Dollars in                TWELVE MONTHS
     Millions)                                        Percent Change
                               2004     2003   Total    Operations    Currency

    Sales to customers by
    segment of business
    Consumer
        U.S.                 $4,224    3,968     6.5%        6.5          -
        International         4,109    3,463    18.7        11.5        7.2
                              8,333    7,431    12.1         8.8        3.3
    Pharmaceutical
        U.S.                 14,960   13,271    12.7        12.7          -
        International         7,168    6,246    14.8         6.4        8.4
                             22,128   19,517    13.4        10.7        2.7
    Med Devices &
     Diagnostics
        U.S.                  8,586    8,035     6.9         6.9          -
        International         8,301    6,879    20.7        11.4        9.3
                             16,887   14,914    13.2         9.0        4.2

    U.S.                     27,770   25,274     9.9         9.9          -
    International            19,578   16,588    18.0         9.5        8.5
    Worldwide               $47,348   41,862    13.1%        9.7        3.4


    Johnson & Johnson and Subsidiaries
    Supplementary Sales Data

    (Unaudited; Dollars in
     Millions)                               FOURTH QUARTER
                                                      Percent Change
                                  2004     2003  Total  Operations   Currency
    Sales to customers by
     geographic area

    U.S.                        $7,394    6,737    9.8%      9.8         -

    Europe                       3,027    2,573   17.6       8.2       9.4
    Western Hemisphere
    excluding U.S.                 731      634   15.3      10.7       4.6

    Asia-Pacific, Africa         1,600    1,310   22.1      18.0       4.1

    International                5,358    4,517   18.6      11.4       7.2

    Worldwide                  $12,752   11,254   13.3%     10.4       2.9


    Johnson & Johnson and Subsidiaries
    Supplementary Sales Data

    (Unaudited; Dollars in
     Millions)                              TWELVE MONTHS
                                                      Percent Change
                                  2004     2003  Total  Operations   Currency
    Sales to customers by
     geographic area

    U.S.                       $27,770   25,274    9.9%      9.9         -

    Europe                      11,151    9,483   17.6       7.1      10.5
    Western Hemisphere
    excluding U.S.               2,589   2,236   15.8      11.6       4.2

    Asia-Pacific, Africa         5,838    4,869   19.9      13.3       6.6

    International               19,578   16,588   18.0       9.5       8.5

    Worldwide                  $47,348   41,862   13.1%      9.7       3.4


    Johnson & Johnson and Subsidiaries
    Condensed Consolidated Statement of Earnings

    (Unaudited; in Millions
     Except Per Share Figures)                  FOURTH QUARTER

                                    2004               2003
                                                                     Percent
                                        Percent            Percent   Increase
                               Amount  to Sales   Amount  to Sales  (Decrease)
    Sales to customers        $12,752     100.0  $11,254     100.0     13.3
    Cost of products sold       3,706      29.1    3,508      31.2      5.6
    Selling, marketing and
     administrative expenses    4,655      36.5    4,054      36.0     14.8
    Research expense            1,727      13.5    1,489      13.2     16.0
    Interest (income)expense,
     net                          (12)     (0.1)      11       0.1
    Other (income)expense, net     51       0.4     (182)     (1.6)
    Earnings before provision
     for taxes on income        2,625      20.6    2,374      21.1     10.6
    Provision for taxes on
     income                     1,408      11.1      529       4.7    166.2
    Net earnings               $1,217       9.5   $1,845      16.4    (34.0)

    Net earnings per share
     (Diluted)                  $0.41              $0.62              (33.9)

    Average shares outstanding
     (Diluted)                3,013.5            3,005.4

    Effective tax rate           53.6%             22.3%

    Adjusted earnings before
     provision for taxes and
     net earnings
      Earnings before
       provision for taxes on
       income                  $2,625 [1]  20.6   $2,144 [2]  19.1     22.4
      Net earnings             $2,006 [1]  15.7   $1,703 [2]  15.1     17.8
      Net earnings per share
       (Diluted)                $0.67 [1]          $0.57 [2]           17.5
      Effective tax rate        23.6%              20.6%

    [1] The difference between as reported net earnings and net earnings per share (diluted) and adjusted net earnings and net earnings per share (diluted) is the exclusion of $789 million of tax cost and $0.26 per share, respectively, on the repatriation of unremitted foreign earnings associated with the American Jobs Creation Act of 2004.

    [2] The difference between as reported earnings before provision for taxes on income, net earnings and net earnings per share (diluted) and adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of a legal settlement gain related to stents of $230 million, $142 million and $0.05 per share, respectively.


    Johnson & Johnson and Subsidiaries
    Condensed Consolidated Statement of Earnings

    (Unaudited; in Millions
     Except Per Share Figures)                TWELVE MONTHS

                                    2004               2003
                                                                     Percent
                                        Percent            Percent   Increase
                               Amount  to Sales   Amount  to Sales  (Decrease)
    Sales to customers        $47,348     100.0  $41,862     100.0     13.1
    Cost of products sold      13,422      28.4   12,176      29.1     10.2
    Selling, marketing and
     administrative expenses   15,860      33.5   14,131      33.7     12.2
    Research expense            5,203      11.0    4,684      11.2     11.1
    In-process research &
     development                   18         -      918       2.2
    Interest (income) expense,
     net                           (8)        -       30       0.1
    Other (income) expense, net    15         -     (385)     (0.9)
    Earnings before provision
     for taxes on income       12,838      27.1   10,308      24.6     24.5
    Provision for taxes on
     income                     4,329       9.1    3,111       7.4     39.2
    Net earnings               $8,509      18.0   $7,197      17.2     18.2

    Net earnings per share
     (Diluted)                  $2.84              $2.40               18.3

    Average shares outstanding
     (Diluted)                3,003.5            3,008.1

    Effective tax rate           33.7%              30.2%

    Adjusted earnings before
     provision for taxes and
     net earnings
       Earnings before
        provision for taxes on
        income                $12,856 [1]  27.2  $10,996 [2]  26.3     16.9
       Net earnings            $9,310 [1]  19.7   $7,970 [2]  19.0     16.8
       Net earnings per share
        (Diluted)               $3.10 [1]          $2.65 [2]           17.0
       Effective tax rate       27.6%              27.5%


    [1] The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is the exclusion of IPR&D of $18 million and $12 million, respectively. Adjusted net earnings and net earnings per share (diluted) also exclude $789 million of tax cost and $0.26 per share, respectively, on the repatriation of unremitted foreign earnings associated with the American Jobs Creation Act of 2004.

    [2] The difference between as reported earnings before provision for taxes on income, net earnings and net earnings per share (diluted) and adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $918 million, $915 million and $0.30 per share, respectively, and the exclusion of a legal settlement gain related to stents of $230 million, $142 million, and $.05 per share, respectively.